Exhibit 10.1

FIRST AMENDMENT TO
SHARE PURCHASE AGREEMENT

This FIRST AMENDMENT TO SHARE PURCHASE AGREEMENT, dated as of October 1, 2018 (this “Amendment”), is entered into by and among Buckeye Holdings GmbH, a German company with limited liability (Gesellschaft mit beschränkter Haftung) (“Buckeye Germany”), Georgia-Pacific Nonwovens LLC, a Delaware limited liability company (“GP Nonwovens” and, together with Buckeye Germany, “Sellers” and each individually, a “Seller”), Glatfelter Gernsbach GmbH, a German company with limited liability (Gesellschaft mit beschränkter Haftung) (“Purchaser”).  Sellers and Purchaser are each referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, Sellers and Purchaser entered into that certain Share Purchase Agreement, dated as of June 19, 2018 (the “Original SPA”);

WHEREAS, in accordance with Section 10.7 of the Original SPA, on September 27, 2018, Glatfelter Gernsbach GmbH assigned its right to acquire the French Equity Interests to Glatfelter Scaër SAS, a French simplified joint-stock company (société par actions simplifiée); and

WHEREAS, in accordance with Section 10.3 of the Original SPA, the Parties desire to amend certain terms of the Original SPA as expressly provided in this Amendment.

NOW THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby acknowledge and agree as follows:

1.

Defined Terms in this Amendment.  All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Original SPA.  The Original SPA, as amended by this Amendment, is referred to as the “SPA”.

2.	Agreement on Closing. The Parties agree to consummate the Closing promptly after the execution of this Amendment.
3.	Amendments of the Original SPA.
(A)	The definition of “Closing Company Cash” in Section 1.1(a) of the Original SPA is hereby amended and restated to read as follows:

“ “Closing Company Cash” means the amount of cash and cash equivalents of the Acquired Companies as of the Effective Time (less the amount of any payments to Sellers or their Affiliates effected on the Closing Date).”

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(B)	The definition of “Closing Company Indebtedness” in Section 1.1(a) of the Original SPA is hereby amended and restated to read as follows:

“ “Closing Company Indebtedness” means the Indebtedness of the Acquired Companies as of the Effective Time.”

(C)	The definition of “Effective Time” set forth in Section 1.1(a) of the Original SPA is hereby amended and restated to read as follows:

“ “Effective Time” means 00:00 Central European Summer Time (i.e., the beginning of the day) on the Closing Date.”

(D)	The following sentence is added at the end of the definition of “Indebtedness” in Section 1.1(a) of the Original SPA:

“In addition, for purposes of this Agreement, “Indebtedness” of the Acquired Companies shall include, without duplication, the amounts accrued in the following accounts on Seller Parent’s general ledger, in accordance with GAAP, as of the Effective Time:

Name	CC Description	SAP	AX	G3/G4	G3
ACCRUED PENSION (RETIREMENT)-	Accrued Pension Cost	3340100	211101	1141-0600	G3_1141
ACCOUNTS PAYABLE - SALARY PAYROLL-	Accrued Compensation	3300002	211104	1101-0333	G3_1101
ACCOUNTS PAYABLE - HOURLY PAYROLL-	Accrued Compensation	3300002	211105	1101-0333	G3_1101
ACCRUAL - WORKERS COMPENSATION-	Workers Compensation Reserve	3340720	211107	1149-9990	G3_1149
ACCRUAL - REMAINING DAYS OF VACATION - SALARY-	Accrued Vacation	3300012	211111	1107-2020	G3_1107
ACCRUAL - REMAINING DAYS OF VACATION - HOURLY-	Accrued Vacation	3300013	211115	1107-3630	G3_1107
ACCRUAL - HOLIDAY PAY-	Accrued Compensation	3300002	211130	1101-0333	G3_1101
ACCRUAL - CUSTOMER BONUS-	Accrued Cust Liability/Rebate	3361055	231100	1175-5605	G3_1175
ACCRUAL - SUNDRY-	Current Liabilities Other	3364000	231102	1189-0001	G3_1189
ACCRUAL - AUDIT & TAX SERVICES-	Current Liabilities Other	3364000	231135	1189-0001	G3_1189

(E)	The fourth sentence of Section 3.3 of the Original SPA is hereby amended and restated to read as follows:

“ “Closing Net Working Capital” means the current assets of the Acquired Companies (including for such purposes only the line items set forth on Schedule 3.3) reduced by the current liabilities of the Acquired Companies (including for such purposes only the line items set forth on Schedule 3.3), in each case, as of the Effective Time and as otherwise determined in

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accordance with the accounting principles set forth on Schedule 3.3 (the “Agreed Principles”).”

(F)	The following sentence is added at the end of Section 4.2(b) of the Original SPA:

“The Parties agree that, notwithstanding anything in this Agreement to the contrary, (i) all such Transaction Payments made to Continuing Employees under the Performance Unit Program (PUPs), the Annual Cash Bonus Plan (I-Comp) and the Annual Cash Incentive Plan (Sales Comp) shall be deemed Indebtedness of the Acquired Companies contemplated by clause (vi) of the definition of “Indebtedness” for purposes of this Agreement and (ii) all rights and obligations accruing to such Continuing Employees under such Company Benefit Plans shall cease accruing to Continuing Employees receiving such Transaction Payments effective as of 23:59:59 Central European Summer Time on the date immediately preceding the Closing Date.”

(G)	The following paragraph is added as Section 4.2(c) of the Original SPA:

“(c)The Parties agree that the assignment of legal title to the German Equity Interest shall be made, and the DPLTA Settlement Accounts shall be prepared, as of 24:00 Central European Summer Time (i.e., the end of the day) on the Closing Date and that, notwithstanding the foregoing, the Closing shall be deemed effective as of 00:00 Central European Summer Time (i.e., the beginning of the day) on the Closing Date for all accounting and computational purposes related to the determination of Closing Company Cash, Closing Company Indebtedness and Closing Net Working Capital.”

(H)

Section 7.15(b)(v) of the Original SPA is hereby amended to delete each reference to “the Effective Time” and to replace each such reference with a reference to “24:00 Central European Summer Time (i.e., the end of the day) on the Closing Date”.

4.	Miscellaneous.
(A)	Except as otherwise provided herein, the Original SPA shall remain unchanged and in full force and effect.
(B)

From and after the date of this Amendment, any reference in the SPA to “hereof”, “herein”, “hereunder”, “hereby” and “this Agreement” shall be deemed a reference to the Original SPA as amended by this Amendment; provided, however, that any reference to the date of the SPA, the use of the phrase “the date hereof” or “the date of this Agreement” shall in all cases be a reference to June 19, 2018, and not the date of this Amendment.

(C)	The SPA as amended herein together with the Ancillary Agreements and any other documents executed by any of the Parties simultaneously herewith or pursuant

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thereto, constitute the entire agreement of the Parties, and supersede all prior agreements and understandings, discussions, negotiations and communications, written and oral, among the Parties with respect to the subject matter hereof and thereof.

(D)	The provisions set forth in Sections 10.1, 10.2, 10.4 and 10.11 of the Original SPA shall apply mutatis mutandis to this Amendment.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Buckeye Holdings GMBH

By:/s/ Michael J. Betz
Name:  Michael J. Betz
Title: Managing Director

GEORGIA-PACIFIC NONWOVENS LLC

By:/s/ Douglas Dowdell
Name:  Douglas Dowdell
Title: Vice President

GLATFELTER GERNSBACH GMBH

By:/s/ John P. Jacunski
Name:  John P. Jacunski
Title: Managing Director (Geschäftsführer)

ACKNOWLEDGED AND AGREED:

GLATFELTER SCaER SAS

By:GLATFELTER GERNSBACH GMBH

By:/s/ John P. Jacunski
Name:  John P. Jacunski
Title: Managing Director (Geschäftsführer)

[Signature Page to First Amendment to Share Purchase Agreement]